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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                DECEMBER 14, 2005
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                DELAWARE                                  36-4144905
      (State or other jurisdiction)            (IRS Employer Identification No.)


      CNA CENTER, CHICAGO, ILLINOIS                          60685
(Address of principal executive offices)                  (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CNA Surety Corporation renewed President and Chief Executive Officer John
F.Welch's employment contract that was expiring on December 31, 2005. The new contract term is from January 1, 2006 through December 31, 2008. Other than an increase in base salary to $435,000 the new contract has substantially similar terms to the expiring contract.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               Exhibit 10 (30) - Employment Agreement with John F. Welch,
               President and Chief Executive Officer
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               CNA SURETY CORPORATION (Registrant)



                           By: /s/ John F. Corcoran
                               -------------------------------------------------
                               John F. Corcoran
                               Senior Vice President and Chief Financial Officer









Dated: December 14, 2005


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                                  EXHIBIT INDEX

Exhibit No.
        10 (30). Employment Agreement with John F. Welch, President and
                 Chief Executive Officer